UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2026

MOONLAKE IMMUNOTHERAPEUTICS

(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands	001-39630	98-1711963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dorfstrasse 29

6300 Zug

Switzerland

(Address of Principal Executive Offices and Zip Code)

41 415108022

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary share, par value $0.0001 per share	MLTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 20, 2026 (the “Amendment Closing Date”), MoonLake Immunotherapeutics (the “Company”), as a guarantor, entered into a first amendment to loan and security agreement (the loan and security agreement, as so amended, the “Amended Loan and Security Agreement”) with its subsidiary, MoonLake Immunotherapeutics AG, as borrower, the other guarantors party thereto, the lenders party thereto (the “Lenders”), and Hercules Capital, Inc., as the administrative agent and collateral agent (the “Agent”) for itself and the Lenders, pursuant to which the parties agreed to amend the loan and security agreement dated March 31, 2025 to, among other things, modify the available tranches, milestone dates and financial covenants. As described below, after giving effect to a $25.0 million draw on the Amendment Closing Date, the remaining tranches under the Amended Loan and Security Agreement provide for an aggregate principal amount of up to $400.0 million of potential future funding. The Amended Loan and Security Agreement provides for six non-dilutive senior secured term loan tranches in the aggregate principal amount of $500.0 million (the “Amended Credit Facility”), consisting of (a) a first tranche consisting of term loans in an aggregate principal amount of $75.0 million, which was fully funded on March 31, 2025, (b) a second tranche in an aggregate principal amount of $25.0 million, which was fully funded on the Amendment Closing Date, (c) subject to the Company’s announcement that the IZAR-1 and IZAR-2 Phase 3 studies of sonelokimab (“SLK”) in patients with active psoriatic arthritis each achieved their protocol-specified primary endpoint and that the efficacy and safety data available to the Company together support the planned commercialization strategy and outlook of the Company (the “Tranche 3 Milestone”), a third tranche with additional term loans in an aggregate principal amount of up to $50.0 million, available on the Tranche 3 Milestone achievement date through the earlier of (i) 60 days following such date and (ii) March 15, 2027, (d) subject to (i) the Company’s announcement that the VELA-1 and VELA-2 Phase 3 studies of SLK in adult patients with moderate to severe hidradenitis suppurativa each demonstrated clinically meaningful improvements across protocol-specified 52-week endpoints and an acceptable safety profile which together support (x) the planned commercialization strategy and outlook of the Company and (y) the filing of the biologics license application (“BLA”) for SLK with the U.S. Food and Drug Administration’s (the “FDA”) for an indication for use generally consistent with the population studied in VELA-1 and VELA-2 of patients with moderate to severe hidradenitis suppurativa as the next immediate step in development, in each case, subject to the Agent’s verification (together, the “Tranche 4 HS Milestone”), and (ii) the Company has closed the previous 10 consecutive trading days with a market capitalization of at least $1,500.0 million; provided that, the first trading day tested cannot be prior to the public announcement of the Tranche 4 HS Milestone (collectively with the Tranche 4 HS Milestone, the “Amended Tranche 4 Milestone”), a fourth tranche with additional term loans in an aggregate principal amount of up to $50.0 million, available on the Amended Tranche 4 Milestone achievement date through the earlier of (i) 60 days following the achievement of the Tranche 4 HS Milestone and (ii) December 15, 2026, (e) subject to the Company’s achievement of the Tranche 4 HS Milestone and the FDA’s approval of the Company’s submission of a BLA for SLK with an indication for use generally consistent with that sought in the Company’s BLA filing with the FDA and which supports the target product profile for SLK (the “Approval Milestone”) (collectively, the “Tranche 5 Milestone”), a fifth tranche with additional term loans in an aggregate principal amount of up to $100.0 million, available on the Tranche 5 Milestone achievement date through the earlier of (i) 60 days following such date and (ii) December 15, 2027, and (f) subject to approval by the Lenders’ in their discretion, a sixth tranche of additional term loans in an aggregate principal amount of up to $200.0 million.

The Amended Loan and Security Agreement adds a conditional performance financial covenant (the “Conditional Performance Covenant”) that if the fifth tranche is drawn, then beginning with the quarter nine months after the achievement of the Approval Milestone and tested quarterly thereafter, the Company shall be required to maintain trailing six months net product revenue equal to at least 50% of the forecast delivered under the Amended Loan and Security Agreement. The Conditional Performance Covenant will not be tested at any time in which the Company either: (a) has a market capitalization of $1,500.0 million and unrestricted cash of at least 50% of the loan amount outstanding, (b) has unrestricted cash of at least 85% of the loan amount outstanding, or (c) is reporting a market capitalization of at least $2,000.0 million.

The Amended Loan and Security Agreement does not provide for scheduled amortization payments during the term. All principal will be due on the maturity date. Under the Amended Loan and Security Agreement, the Company may prepay all loans in whole at any time subject to (i) a prepayment charge equal to a range of 2.0% to 0.0% and (ii) an end of term charge equal to a range of 6.95% to 4.25%, each based on when the prepayment occurs. If the Amended Loan and Security Agreement is repaid in full as a result of a change of control of the Company, the prepayment premium shall be waived.

All obligations under the Amended Loan and Security Agreement are secured on a first-priority basis, subject to certain exceptions, by security interests in substantially all assets of the Company and material subsidiaries of the Company, including its intellectual property, and are guaranteed by material subsidiaries of the Company, including foreign subsidiaries, subject to certain exceptions.

The above description of the Amended Loan and Security Agreement and Amended Credit Facility is a summary only and is qualified in its entirety by reference to the Amended Loan and Security Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2026.

Item 2.02 Results of Operations and Financial Condition.

On February 22, 2026, the Company issued a press release announcing its financial results for the year ended December 31, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Item 2.02 and the press release attached here to as Exhibit 99.1, insofar as they disclose information regarding the Company’s results of operations and financial condition for the year ended December 31, 2025, are being furnished to the U.S. Securities and Exchange Commission (“SEC”).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2026, Simon Sturge notified the Board of Directors (the “Board”) of the Company of his intent to resign as a member of the Board, effective as of February 28, 2026 (the “Effective Date”). As of the Effective Date, the size of the Board will be reduced from six to five directors. Mr. Sturge’s decision to resign from the Board was not the result of any dispute or disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company and the Board extend their deepest gratitude to Mr. Sturge for his contributions to the Company.

In connection with Mr. Sturge’s resignation, Dr. Jorge Santos da Silva was appointed Interim Chair of the Board, and Spike Loy was appointed as Lead Independent Director, both effective as of the Effective Date.

Item 7.01 Regulation FD Disclosure.

On February 22, 2026, the Company issued a press release announcing topline results from the S-OLARIS Phase 2 trial of SLK in patients with radiographic and non-radiographic axial spondyloarthritis (“axSpA”), as well as its entry into the Amended Loan and Security Agreement. The Company will hold an Investor Day webcast on February 23, 2026 at 8:00 am, Eastern Time, which will include an open Q&A session.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The exhibit furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On February 22, 2026, the Company issued a press release announcing topline results from the S-OLARIS Phase 2 trial of SLK in patients with radiographic and non-radiographic axSpA and its financial results for the fourth quarter and year ended December 31, 2025.

Topline Phase 2 S-OLARIS clinical trial results of SLK in axSpA

In the Phase 2 S-OLARIS trial in axSpA, SLK demonstrated clinically meaningful and statistically significant benefit. 81% of patients treated with SLK (n=26, mNRI) achieved an Assessment of Spondyloarthritis International Society 40 (“ASAS40”) response at week 12. ASAS40 measures an improvement of at least 40% and an absolute improvement of ≥2 units on a 0-10 numerical rating scale from baseline in at least three of the four key domains (Patient Global Assessment of disease activity, total back pain, physical function, inflammation) and has been the primary endpoint for the latest approved therapies. More than 80% of patients also achieved a ‘clinically important improvement’ as per ASDAS-CRP score by week 12. The clinical improvement, in patients treated with SLK, was confirmed by SPARCC MRI scores in the sacroiliac joint (“SIJ”), measuring inflammation and injury inside the bone, at week 12. This suggests rapid onset of action for SLK and IL-17A and F inhibitory activity in deep, difficult-to-access tissues. PET imaging with an 18F-NaF tracer collected as part of the clinical trial showed reduction of inflammation and osteoblast activity in SIJ affected by axSpA, a key driver of irreversible ossification in the disease. Objective peripheral blood and tissue biomarker analyses conducted to control for the effect of SLK showed rapid and sustained effects of the treatment with SLK in inhibiting key immune pathways known to drive inflammation and ossification in affected patients. The safety profile of SLK in the S-OLARIS trial was consistent with previous trials with no new safety signals detected. Data from this clinical trial further represents the fifth indication with positive data, in Phase 2 and Phase 3 clinical trials, for the IL-17A and F Nanobody®.

Financial results for the fourth quarter and year ended December 31, 2025

As of December 31, 2025, the Company held cash, cash equivalents and short-term marketable debt securities of $394.0 million.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding the Company’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: the efficacy and safety of SLK for the treatment of axSpA; potential market opportunities for SLK; and the anticipated usage of cash and the expected timing of when the Company’s operating cash would be fully spent. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward looking.

Forward-looking statements are based on current expectations and assumptions that, while considered reasonable by the Company and its management, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with the Company’s business in general and limited operating history; difficulty enrolling patients in clinical trials; state and federal healthcare reform measures that could result in reduced demand for the Company’s product candidates; reliance on third parties to conduct and support its preclinical studies and clinical trials; and the other risks described in or incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent filings with the SEC.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. The Company does not undertake or accept any duty to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or in the events, conditions or circumstances on which any such statement is based.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished herewith:

Exhibit Number	Exhibit Title or Description
99.1	Press Release, dated February 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOONLAKE IMMUNOTHERAPEUTICS

Date: February 23, 2026	By:	/s/ Matthias Bodenstedt
	Name:	Matthias Bodenstedt
	Title:	Chief Financial Officer

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